UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 31, 2019

DPW HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Shipyard Way, Newport Beach, CA 92663

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DPW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 30, 2019, the Board of Directors (the “Board”) of DPW Holdings, Inc., a Delaware corporation (the “Company”) appointed Ms. Jodi Brichan to the Board. Ms. Brichan will serve on the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee and be paid $35,000.00 per annum.

Ms. Brichan currently has more than 25 years of experience in product commercialization, clinical research, marketing communications, sales planning and product launches. Since January 1, 2019, Ms. Brichan has been serving as Chief Executive Officer of AdvaVet, Inc., a wholly-owned subsidiary of Oasmia Pharmaceutical AB, a Sweden-based pharmaceutical company engaged in the field of human and veterinary oncology. From 2008 to 2016, Ms. Brichan held senior positions with Omnicom Health Group, a global healthcare marketing and communications company, including acting as Global Client Leader and as a Senior Vice President. From 2003 through 2008, Ms. Brichan held senior management positions with Publicis Health, a healthcare communications network, including as SVP of Client Services. Currently, she serves as a consultant to companies in the life sciences, biotechnology, pharmaceutical and device industries and is a board member of the Healthcare Businesswomen's Association in San Francisco, California. Ms. Brichan brings significant experience in building businesses, diverse healthcare background, and history of successful product launches and award-winning advertising campaigns.

There were no arrangements or understandings between the Company or any other person and Ms. Brichan pursuant to her appointment.

There have been no transactions between Ms. Brichan and the Company and no disclosure is required under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DPW HOLDINGS, INC.

Date: December 31, 2019	By:	/s/ Henry Nisser
Henry Nisser
Executive Vice President